UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

THE RADIANT CREATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1313 South Killian Drive, Suite B
Lake Park, Florida		33403
(Address of principal executive offices)		(Zip Code)

(561) 420-0830
Registrant’s telephone number, including area code:

1320 South Killian Drive Lake Park, Florida
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On October 1, 2013, The Radiant Creations Group, Inc. (the “Company”) moved their operations from 1320 South Killian Drive, to 1313 S. Killian Drive, Suite B, Lake Park, FL 33403.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2013	THE RADIANT CREATIONS GROUP, INC.

	By:	/s/ Gary R. Smith
Gary R. Smith
Chairman and hief Executive Officer